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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): February 26, 2003


                         Commission file number 1-12215


                         Quest Diagnostics Incorporated
                               One Malcolm Avenue
                               Teterboro, NJ 07608
                                  (201) 393-5000


                                    Delaware
                            (State of Incorporation)


                                   16-1387862
                     (I.R.S. Employer Identification Number)




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Item 2. Acquisition or Disposition of Assets

         On February 26, 2003, Quest Diagnostics accepted for payment approximately 99.1% of the outstanding capital stock of Unilab Corporation ("Unilab"), the leading independent clinical laboratory in California. On February 28, 2003, Quest Diagnostics acquired the remaining shares of Unilab through a merger of Unilab into a wholly owned subsidiary of Quest Diagnostics. In connection with the acquisition, Quest Diagnostics issued 7,054,764 shares of its common stock and paid approximately $297 million in cash. In addition, Quest Diagnostics reserved approximately 292,300 shares for issuance in connection with outstanding Unilab stock options that were converted into options to acquire common stock of Quest Diagnostics. Immediately following the acquisition, Quest Diagnostics had 105,181,208 outstanding shares of common stock. Following the completion of the acquisition, Quest Diagnostics repaid approximately $100 million of bank indebtedness of Unilab and repaid all of the $100.8 million aggregate principal amount of Unilab's 12 3/4% Senior Subordinated Notes due 2009 for an aggregate purchase price of approximately $124 million plus accrued interest.

         Quest Diagnostics financed the cash portion of the purchase price and related transaction costs and the repayment of substantially all of Unilab's outstanding debt through $450 million in borrowings under an amortizing five year term loan and cash on hand. The term loan carries interest at LIBOR plus 1.3125% and requires principal repayments of the amounts borrowed equal to 16.25%, 20%, 20%, 21.25% and 22.5% in years one through five, respectively.

         Unilab generated net revenues of $429 million in 2002, has three regional laboratories, approximately 365 patient service centers and 35 rapid response laboratories, and approximately 4,100 employees. Days sales outstanding were 53 at December 31, 2002. During 2002, Unilab processed approximately 15 million requisitions for testing.

         Quest Diagnostics expects to incur up to $20 million of costs during 2003 and 2004 to integrate Unilab and Quest Diagnostics' existing California operations. Upon completion of the Unilab integration, Quest Diagnostics expects to realize approximately $25 million to $30 million of annual synergies. Quest Diagnostics expects to achieve this annual rate of synergies by the end of 2005.

         In connection with the acquisition of Unilab, as part of a settlement agreement with the United States Federal Trade Commission and the State of California, Quest Diagnostics entered into an agreement to sell to Laboratory Corporation of America Holdings, Inc. ("LabCorp") certain assets in northern California, including the assignment of agreements with four independent physician associations ("IPA") and leases for 46 patient service centers (five of which also serve as rapid response laboratories) for $4.5 million. Approximately $27 million in annual net revenues are generated by capitated fees under the IPA contracts and associated fee-for-service testing for physicians whose patients use these patient service centers, as well as from specimens received directly from the IPA physicians.


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Item 7. Financial Statements and Schedules

        a. Financial statements of businesses acquired.

           The financial statements of Unilab as of December 31, 2002 and 2001 and for the three years ended December 31, 2002, 2001 and 2000 are included as Exhibit 99.1.

        b. Pro forma financial information

           The unaudited pro forma balance sheet of Quest Diagnostics as of December 31, 2002 and the unaudited pro forma statements of operations of Quest Diagnostics for the years ended
           December 31, 2002 and 2001 will be filed by amendment.

        c. The following exhibits are filed as a part of this report on Form
           8-K:


        10.1 Agreement and Plan of Merger, dated as of April 2, 2002, as amended, among Quest Diagnostics, Quest Diagnostics Newco Incorporated and Unilab Corporation (filed as an annex to Quest Diagnostics' final prospectus, dated August 6, 2002, and incorporated herein by reference)

        10.2 Amendment to the Agreement and Plan of Merger, dated as of May 13, 2002, among Quest Diagnostics, Quest Diagnostics Newco Incorporated and Unilab Corporation (filed as an annex to Quest Diagnostics' final prospectus, dated August 6, 2002, and incorporated herein by reference)

        10.3 Amendment No. 2 to the Agreement and Plan of Merger, dated as of June 20, 2002, among Quest Diagnostics, Quest Diagnostics Newco Incorporated and Unilab Corporation (filed as an annex to Quest Diagnostics' final prospectus, dated August 6, 2002, and incorporated herein by reference)

        10.4 Amendment No. 3 to the Agreement and Plan of Merger, dated as of September 25, 2002, among Quest Diagnostics, Quest Diagnostics Newco Incorporated and Unilab Corporation (incorporated herein by reference to Exhibit (a)(11) of Quest Diagnostics' Schedule TO Amendment No. 12 filed with the Commission on September 26, 2002, file No. 001-12215)

        10.5 Amendment No. 4 to the Agreement and Plan of Merger, dated as of January 4, 2003, among Quest Diagnostics, Quest Diagnostics Newco Incorporated and Unilab Corporation (incorporated herein by reference to Exhibit (a)(20) of Quest


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              Diagnostics' Schedule TO Amendment No. 20 filed with the
              Commission on January 6, 2003, file No. 001-12215)

        10.6 Stockholders Agreement, dated as of April 2, 2002, as amended, among Quest Diagnostics, Quest Diagnostics Newco Incorporated, Kelso Investment Associates VI, L.P. and KEP VI, LLC (filed as an annex to Quest Diagnostics' final prospectus, dated August 6, 2002 and incorporated herein by reference)

        10.7 Term Loan Credit Agreement dated as of June 21, 2002 among Quest Diagnostics, certain subsidiary guarantors of the Company, the lenders party thereto, and Bank of America, N.A., as Administrative Agent (filed as an Exhibit to Quest Diagnostics' Registration Statement on Form S-4 (No. 333-88330) and incorporated herein by reference)

        10.8 First Amendment to Credit Agreement dated as of September 20, 2002 among Quest Diagnostics, certain subsidiary guarantors of the Company, the lenders party thereto, and Bank of America, N.A., as Administrative Agent (filed as an Exhibit to the Quest Diagnostics' quarterly report on Form 10-Q for the quarter ended September 30, 2002 and incorporated herein by reference)

        10.9 Second Amendment to Credit Agreement dated as of December 19, 2002 among Quest Diagnostics, certain subsidiary guarantors of the Company, the lenders party thereto, and Bank of America, N.A., as Administrative Agent (filed as an Exhibit to post effective amendment No. 1 to Quest Diagnostics' Registration Statement on Form S-4 (No. 333-88330) and incorporated herein by reference)

        99.1 The financial statements of Unilab Corporation as of December 31, 2002 and 2001 and for the three years ended December 31, 2002, 2001 and 2000.


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                                    Signature


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              March 12, 2003

                              QUEST DIAGNOSTICS INCORPORATED


                              By: /s/ Robert A. Hagemann
                                  ----------------------
                                      Robert A. Hagemann
                                      Vice President and Chief Financial Officer



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